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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                JANUARY 30, 2004

                             ----------------------


                               PLIANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           UTAH                       333-40067                  87-0496065
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                         1475 WOODFIELD ROAD, SUITE 700
                              SCHAUMBURG, IL 60173
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (847) 969-3300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits


EXHIBIT NO.       DESCRIPTION
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99.1              Press Release dated January 30, 2004.


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ITEM 9. REGULATION FD DISCLOSURE.

The press release dated January 30, 2004 attached as an Exhibit to this report is furnished herewith for informational purposes and shall not be deemed filed under the Securities Exchange Act of 1934.

                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This report and the attached Exhibit include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs, plans or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this report and the attached Exhibit, the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "forecasts" and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management's examination of historical operating trends, are based upon our current expectations and various assumptions. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. But, management's expectations, beliefs and projections may not be achieved.

There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this report and the attached Exhibit. Important factors that could cause our actual results to differ materially from the forward-looking statements we make in this report are described in our annual report on Form 10-K for the year ended December 31, 2002 and our registration statement on Form S-4 (File No. 333-86532), as amended. Such risks, uncertainties and other important factors include, among others:

          o    general  economic  and  business   conditions,   particularly  an
               economic downturn;

          o continuing losses and charges against earnings resulting from restructurings or the impairment of assets;

          o    industry trends;

          o    risks of high leverage and any increases in our leverage;

          o    interest rate increases;

          o    changes in our ownership structure;

          o    raw material costs and availability, particularly resin;

          o    competition;

          o    the loss of any of our major customers;

          o    changes in demand for our products;

          o    new technologies

          o changes in distribution channels or competitive conditions in the markets or countries where we operate;

          o    costs   and/or    complications   of   integrating   any   future
               acquisitions;

          o    loss of our intellectual property rights;

          o foreign currency fluctuations and devaluations and political instability in our foreign markets;

          o    changes in our business strategy or development plans;

          o    availability, terms and deployment of capital;

          o    labor relations and work stoppages;

          o    availability of qualified personnel; and

          o increases in the cost of compliance with laws and regulations, including environmental laws and regulations

There may be other factors that may cause our actual results to differ materially from the forward-looking statements.

All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this report and are expressly qualified in their entirety by the cautionary statements included in this report. We undertake no obligations to publicly update or revise forward-looking statements which may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PLIANT CORPORATION

Dated: January 30, 2004                 BY:  /S/ BRIAN E. JOHNSON
                                             -----------------------------------
                                             Brian E. Johnson
                                             EXECUTIVE VICE PRESIDENT AND CHIEF
                                                FINANCIAL OFFICER


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------

99.1               Press Release dated January 30, 2004.